Exhibit 99.2
EVERY CONNECTION COUNTS TE Connectivity Fourth Quarter 2023 Earnings November 1, 2023

Forward-Looking Statements and Non-GAAP Financial Measures 2 Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of business interruptions, such as the coronavirus disease 2019 (“COVID-19”) negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict between Russia and Ukraine resulting from Russia’s invasion of Ukraine or escalating tensions in surrounding countries; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10- K for the fiscal year ended Sept. 30, 2022 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation.

Earnings Highlights Q4 Sales in line with Expectations & Adjusted EPS Exceeded Guidance • Sales of $4.0B, ~flat Y/Y on a reported basis, with organic growth in Transportation • Orders of $3.9B; with sequential growth in Transportation and Communications • Adjusted Operating Margins of 17.3%, with Adjusted EPS of $1.78, up 2% Y/Y • Generated record quarterly Free Cash Flow of $945M FY23 results demonstrate 1H to 2H Margin & EPS expansion • Sales of $16.0B, ~flat on a reported basis Y/Y despite FX headwinds of ~$430M • 3% organic growth Y/Y driven by the Transportation and Industrial segments • Adjusted Operating Margins of 16.7%; Adjusted EPS of $6.74 • 1H to 2H ➔ Adjusted Operating Margin expansion of 120 bps to 17.3% • Record Free Cash Flow of ~$2.4B with over 100% FCF conversion; ~$1.7B returned to shareholders Q1 Guidance • Expect Q1 Sales of ~$3.85B, flat Y/Y, with organic growth in Transportation and Industrial • Expect Adjusted EPS of ~$1.70 up over 10% Y/Y with strong margin expansion Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted EPS, Adjusted EPS Excluding the Impact of the Additional Week, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 3 Note: Comparisons to prior year exclude an additional week in Q4 FY22, which contributed sales of $306M and Adjusted EPS of $0.13

Reported FY22 FY23 FY23 Q4 Growth Q4* Q3 Q4 Y/Y* Q/Q Transportation 2,327 2,374 2,418 4% 2% Industrial 1,172 1,183 1,058 (10)% (11)% Communications 480 407 424 (12)% 4% Total TE 3,979 3,964 3,900 (2)% (2)% Book to Bill 0.98 0.99 0.97 Segment Orders Summary ($ in millions) 4 • Transportation orders growth Y/Y and sequentially reflecting ongoing stable demand • Industrial order patterns reflecting seasonality and market weakness in Industrial Equipment • Communications sequential orders growth in Data & Devices driven by new orders for AI applications • Backlog remains near record levels *Q4 FY22 excludes an additional week which contributed $293M Sequential Growth in Transportation and Communications Orders

Transportation Solutions $2,267 $2,413 Q4 2022 Q4 2023 • Automotive organic growth across all regions. Strong performance continues to be driven by our leading position in electric vehicles along with electronification trends • Commercial Transportation organic decline driven by weakness in North America and China • Sensors organic growth in automotive applications offset by weakness in industrial applications Y/Y Growth Rates Reported Organic Automotive $1,760 10% 9% Commercial Transportation 369 (6)% (7)% Sensors 284 3% 0% Transportation Solutions $2,413 6% 5% Q4 Sales Q4 Business Performance Q4 Adjusted Operating Margin $ in Millions Reported Up 6% Organic Up 5% Margins reflecting volume growth and strong operational performance 5 Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EBITDA Margin, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 16.7% 18.4% Q4 2022 Q4 2023 Adjusted EBITDA Margin 21.8% 23.5% Note: Results and comments exclude an additional week in FY22

Industrial Solutions

$ in Millions

Q4 Sales

Reported
~Flat

Organic
Down 1%



$1,160
$1,159
Q4 2022
Q4 2023

Q4 Adjusted Operating Margin

Margins reflect volume decline in Industrial Equipment business



16.3%
15.9%
Q4 2022
Q4 2023

	Q4 2022	Q4 2023
Adjusted EBITDA Margin	20.3%	20.5%

Q4 Business Performance

Y/Y Growth Rates		Reported	Organic
Industrial Equipment	$388	(19)%	(21)%
Aerospace, Defense and Marine	323	10%	14%
Energy	231	11%	6%
Medical	217	20%	19%
Industrial Solutions	**$1,159**	**0%**	**(1)%**

- Industrial Equipment decline driven by destocking in our customers' supply chain
- AD&M organic growth reflects ongoing market improvement
- Energy organic growth driven by North America, with continued momentum in renewable applications
- Medical organic growth driven by increases in interventional procedures

Note: Results and comments exclude an additional week in FY22

Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EBITDA Margin, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

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$626 $463 Q4 2022 Q4 2023 Reported Down 26% Organic Down 27% Y/Y Growth Rates Reported Organic Data & Devices $293 (28)% (28)% Appliances 170 (23)% (23)% Communications Solutions $463 (26)% (27)% • Data & Devices decline driven by ongoing destocking across our customers’ supply chain • Appliances impacted by market weakness in all regions 21.6% 15.3% Q4 2022 Q4 2023 Margin impacted by lower volume due to market weakness Communications Solutions Q4 Sales Q4 Adjusted Operating Margin Q4 Business Performance $ in Millions Adjusted EBITDA Margin 25.7% 20.1% 7 Note: Results and comments exclude an additional week in FY22 Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted EBITDA Margin, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Q4 Financial Summary ($ in Millions, except per share amounts) Q4 FY22 Q4 FY23 Net Sales $ 4,053* $ 4,035 Operating Income $ 660 $ 635 Operating Margin 15.1% 15.7% Acquisition-Related Charges 15 7 Restructuring & Other Charges, Net 82 57 Impact of the 14th Week (54) - Adjusted Operating Income $ 703* $ 699 Adjusted Operating Margin 17.3%* 17.3% Earnings Per Share** $ 2.21 $ 1.75 Acquisition-Related Charges 0.04 0.02 Restructuring & Other Charges, Net 0.21 0.17 Tax Items (0.57) (0.16) Impact of the 14th week (0.13) - Adjusted EPS $ 1.75* $ 1.78 8 *Based on a 13-week quarter. The extra week contributed $306M to Sales, $54M to Adjusted Operating Income, and $0.13 to Adjusted EPS ** Represents Diluted Earnings Per Share from Continuing Operations Net Sales Excluding the Impact of the Additional Week, Adjusted Operating Income, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted Earnings Per Share, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

Financial Performance

Sales



$ in Millions
$15,975
$851*
Transportation
$225*
Industrial
($587)*
Communications
($430)
FX
$16,034
FY22
FY23

FY23 Adjusted Operating Margin Progression



+120bps
16.1%
17.3%
16.7%
1H FY23
2H FY23
FY23

FY23 Adjusted EPS Progression



$7.20
$6.74
FY22
FY23
$0.45 Y/Y Headwind from FX

Free Cash Flow



$ in Millions
$1,783
$2,404
FY22
FY23
~$1.7B returned to shareholders

35% Increase in Y/Y Free Cash Flow
Over 100% FCF conversion

Note: FY22 Sales and Adjusted EPS exclude an additional week in Q4 FY22, which contributed Sales of $306M and Adjusted EPS of $0.13

* Represents Net Sales in Constant Currency

Net Sales in Constant Currency, Net Sales Excluding the Impact of the Additional Week, Adjusted Operating Margin, Adjusted Earnings Per Share, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations.

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EVERY CONNECTION COUNTS Additional Information

Y/Y Q4 2023 Net Sales Excluding the Impact of the Additional Week, Adjusted Earnings Per Share, and Adjusted Earnings Per Share Excluding the Impact of the Additional Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations. Sales (in millions) Adjusted EPS Q4 2022 Results (13 week)* $4,053 $1.75 Operational Performance (69) 0.05 FX Impact 51 (0.03) Tax Rate Impact - 0.01 Q4 2023 Results $4,035 $1.78 11 * Q4 FY22 13-week view does not include the impact of the additional week which contributed sales of $306M and Adjusted EPS of $0.13 Note: The dislocation between Y/Y FX impact on sales and Y/Y FX impact on OI is driven by strong movements in some of our sourcing currencies, where we have very minimal sales and mostly costs denominated in local currency.

FY 2023 1H/2H Sales (in millions) Adjusted Operating Margin Adjusted EPS 2023 1H Results $8,001 16.1% $3.17 Operational Performance (44) 0.30 FX Impact 76 0.04 Tax Rate Impact - 0.04 2023 2H Results $8,033 17.3% $3.55 12 Adjusted Operating Margin and Adjusted Earnings Per Share Week are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 2H Margin & EPS Expansion Driven by Strong Execution, Offsetting Inflationary Pressures FY23 Y/Y FX Headwind of $430M to Sales & $0.45 to Adjusted EPS when comparing to a 52-week FY22

Y/Y Q1 2024 Adjusted Earnings Per Share is a non-GAAP financial measure; see Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q1 2023 Results $3,841 $1.53 Operational Performance (8) 0.20 FX Impact 17 (0.02) Tax Rate Impact - (0.01) Q1 2024 Results $3,850 $1.70 13 Expect Strong EPS Expansion on Flat Sales Driven by Improving Operational Performance

($ in Millions) FY22 FY23 Beginning Cash Balance $1,203 $1,088 Free Cash Flow 1,783 2,404 Dividends (685) (725) Share repurchases (1,412) (945) Net increase (decrease) in debt 400 (132) Acquisition of businesses, net of cash acquired (220) (110) Other 19 81 Ending Cash Balance $1,088 $1,661 Total Debt $4,206 $4,211 A/R $2,865 $2,967 Days Sales Outstanding* 64 67 Inventory $2,676 $2,552 Days on Hand* 84 81 Accounts Payable $1,593 $1,563 Days Outstanding* 51 52 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) FY22 FY23 Cash from Operating Activities $2,468 $3,132 Capital expenditures, net (662) (728) Cash collected pursuant to collateral requirements related to cross-currency swap contracts (23) - Free Cash Flow $1,783 $2,404 *Calculated on a quarterly basis and adjusted to exclude the impact of acquisitions Also excludes the impact of an additional week in Q4 FY22 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation Balance Sheet & Cash Flow Summary 14

EVERY CONNECTION COUNTS Appendix

Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Net Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. • Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, and acquisition-related charges, if any. • Adjusted Operating Income and Adjusted Operating Margin – represent operating income and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. 16

• Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans. • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income and net income as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income (expense), income (loss) from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Net Sales Excluding the Impact of the Additional Week, Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Organic Net Sales Growth (Decline) Excluding the Impact of the Additional Week, Adjusted Gross Margin Excluding the Impact of the Additional Week, Adjusted Gross Margin Percentage Excluding the Impact of the Additional Week, Adjusted Operating Income Excluding the Impact of the Additional Week, Adjusted Operating Margin Excluding the Impact of the Additional Week, Adjusted Earnings Per Share Excluding the Impact of the Additional Week, Adjusted EBITDA Excluding the Impact of the Additional Week, and Adjusted EBITDA Margin Excluding the Impact of the Additional Week – represent certain GAAP and non-GAAP financial measures excluding the impact of the additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.) 17

Segment Summary

	For the Quarters Ended				For the Years Ended			
	September 29, 2023		September 30, 2022		September 29, 2023		September 30, 2022	
($ in millions)	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,413		$ 2,447		$ 9,588		$ 9,219	
Industrial Solutions	1,159		1,244		4,551		4,490	
Communications Solutions	463		668		1,895		2,572	
Total	$ 4,035		$ 4,359		$ 16,034		$ 16,281	

	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating Income	Operating Margin
Transportation Solutions	$ 411	17.0 %	$ 347	14.2 %	$ 1,451	15.1 %	$ 1,534	16.6 %
Industrial Solutions	162	14.0	177	14.2	602	13.2	607	13.5
Communications Solutions	62	13.4	136	20.4	251	13.2	615	23.9
Total	$ 635	15.7 %	$ 660	15.1 %	$ 2,304	14.4 %	$ 2,756	16.9 %

	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]
Transportation Solutions	$ 444	18.4 %	$ 407	16.6 %	$ 1,665	17.4 %	$ 1,618	17.6 %
Industrial Solutions	184	15.9	204	16.4	713	15.7	705	15.7
Communications Solutions	71	15.3	146	21.9	299	15.8	643	25.0
Total	$ 699	17.3 %	$ 757	17.4 %	$ 2,677	16.7 %	$ 2,966	18.2 %

[1] Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

18

Reconciliation of Net Sales Growth

	Change in Net Sales for the Quarter Ended September 29, 2023 versus Net Sales for the Quarter Ended September 30, 2022					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline)[1]		Translation[2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions[3]:						
Automotive	$ 35	2.0 %	$ 11	0.8 %	$ 24	$ —
Commercial transportation	(54)	(12.8)	(59)	(14.1)	5	—
Sensors	(15)	(5.0)	(21)	(7.2)	6	—
Total	(34)	(1.4)	(69)	(2.8)	35	—
Industrial Solutions[3]:						
Industrial equipment	(125)	(24.4)	(137)	(26.9)	12	—
Aerospace, defense, and marine	10	3.2	21	6.7	7	(18)
Energy	6	2.7	(5)	(2.2)	2	9
Medical	24	12.4	23	11.9	1	—
Total	(85)	(6.8)	(98)	(7.9)	22	(9)
Communications Solutions[3]:						
Data and devices	(140)	(32.3)	(143)	(33.1)	2	1
Appliances	(65)	(27.7)	(66)	(27.9)	1	—
Total	(205)	(30.7)	(209)	(31.3)	3	1
Total	$ (324)	(7.4) %	$ (376)	(8.6) %	$ 60	$ (8)

	Change in Net Sales for the Year Ended September 29, 2023 versus Net Sales for the Year Ended September 30, 2022					
	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline)[1]		Translation[2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions[3]:						
Automotive	$ 424	6.5 %	$ 662	10.2 %	$ (238)	$ —
Commercial transportation	(57)	(3.6)	(17)	(1.1)	(40)	—
Sensors	2	0.2	20	1.8	(18)	—
Total	369	4.0	665	7.2	(296)	—
Industrial Solutions[3]:						
Industrial equipment	(198)	(10.4)	(154)	(8.1)	(44)	—
Aerospace, defense, and marine	91	8.4	139	12.8	(10)	(38)
Energy	79	9.8	77	9.6	(22)	24
Medical	89	12.8	91	13.1	(2)	—
Total	61	1.4	153	3.4	(78)	(14)
Communications Solutions[3]:						
Data and devices	(444)	(27.6)	(437)	(27.2)	(26)	19
Appliances	(233)	(24.1)	(211)	(21.8)	(22)	—
Total	(677)	(26.3)	(648)	(25.2)	(48)	19
Total	$ (247)	(1.5) %	$ 170	1.0 %	$ (422)	$ 5

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.

[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.

[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

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Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 29, 2023 20 Operating income: Transportation Solutions $ 411 $ 1 $ 32 $ — $ 444 Industrial Solutions 162 6 16 — 184 Communications Solutions 62 — 9 — 71 Total $ 635 $ 7 $ 57 $ — $ 699 Operating margin 15.7% 17.3 % Other expense, net $ (3) $ — $ — $ — $ (3) Income tax expense $ (81) $ (1) $ (3) $ (49) $ (134) Effective tax rate 12.8% 19.2 % Income from continuing operations $ 553 $ 6 $ 54 $ (49) $ 564 Diluted earnings per share from continuing operations $ 1.75 $ 0.02 $ 0.17 $ (0.16) $ 1.78 Related and O ther Adjusted Acquisition- Restructuring Adjustments (3) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (3) Charges, Net (1) Tax Items (2) ($ in millions, except per share data) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 30, 2022 21 Operating income: Transportation Solutions $ 347 $ 4 $ 56 $ — $ 407 Industrial Solutions 177 8 19 — 204 Communications Solutions 136 3 7 — 146 Total $ 660 $ 15 $ 82 $ — $ 757 Operating margin 15.1% 17.4 % Other income, net $ 4 $ — $ — $ — $ 4 Income tax (expense) benefit $ 56 $ (3) $ (16) $ (182) $ (145) Effective tax rate (8.6) % 19.4 % Income from continuing operations $ 708 $ 12 $ 66 $ (182) $ 604 Diluted earnings per share from continuing operations $ 2.21 $ 0.04 $ 0.21 $ (0.57) $ 1.88 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes a $67 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. (3) See description of non-GAAP financial measures. U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) Related and O ther Adjusted Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 29, 2023 22 Operating income: Transportation Solutions $ 1,451 $ 3 $ 211 $ — $ 1,665 Industrial Solutions 602 27 84 — 713 Communications Solutions 251 3 45 — 299 Total $ 2,304 $ 33 $ 340 $ — $ 2,677 Operating margin 14.4% 16.7 % Other expense, net $ (16) $ — $ — $ — $ (16) Income tax expense $ (364) $ (6) $ (85) $ (49) $ (504) Effective tax rate 16.0% 19.1 % Income from continuing operations $ 1,904 $ 27 $ 255 $ (49) $ 2,137 Diluted earnings per share from continuing operations $ 6.01 $ 0.09 $ 0.80 $ (0.15) $ 6.74 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) (2) Represents income tax benefits associated with a decrease in the valuation allowance for certain tax loss and credit carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2022 23 Operating income: Transportation Solutions $ 1,534 $ 16 $ 68 $ — $ 1,618 Industrial Solutions 607 32 66 — 705 Communications Solutions 615 5 23 — 643 Total $ 2,756 $ 53 $ 157 $ — $ 2,966 Operating margin 16.9% 18.2 % Other income, net $ 28 $ — $ — $ (11) $ 17 Income tax expense $ (306) $ (11) $ (34) $ (200) $ (551) Effective tax rate 11.2% 18.8 % Income from continuing operations $ 2,427 $ 42 $ 123 $ (211) $ 2,381 Diluted earnings per share from continuing operations $ 7.47 $ 0.13 $ 0.38 $ (0.65) $ 7.33 Adjustments Acquisition- Restructuring Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1)(2) Tax Items (3) (Non-GAAP) (4) (3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement. (4) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 30, 2022 24 Operating income: Transportation Solutions $ 282 $ 2 $ 74 $ 358 Industrial Solutions 156 6 13 175 Communications Solutions 64 1 24 89 Total $ 502 $ 9 $ 111 $ 622 Operating margin 13.1% 16.2 % Other expense, net $ (5) $ — $ — $ (5) Income tax expense $ (87) $ (2) $ (29) $ (118) Effective tax rate 17.9% 19.5 % Income from continuing operations $ 398 $ 7 $ 82 $ 487 Diluted earnings per share from continuing operations $ 1.25 $ 0.02 $ 0.26 $ 1.53 ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) Acquisition- Restructuring Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 31, 2023 25 Operating income: Transportation Solutions $ 615 $ 2 $ 152 $ 769 Industrial Solutions 290 13 46 349 Communications Solutions 134 2 32 168 Total $ 1,039 $ 17 $ 230 $ 1,286 Operating margin 13.0% 16.1 % Other expense, net $ (9) $ — $ — $ (9) Income tax expense $ (187) $ (3) $ (55) $ (245) Effective tax rate 18.5% 19.5 % Income from continuing operations $ 823 $ 14 $ 175 $ 1,012 Diluted earnings per share from continuing operations $ 2.58 $ 0.04 $ 0.55 $ 3.17 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures. Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 30, 2023 26 Operating income: Transportation Solutions $ 425 $ — $ 27 $ 452 Industrial Solutions 150 8 22 180 Communications Solutions 55 1 4 60 Total $ 630 $ 9 $ 53 $ 692 Operating margin 15.8% 17.3 % Other expense, net $ (4) $ — $ — $ (4) Income tax expense $ (96) $ (2) $ (27) $ (125) Effective tax rate 15.4% 18.2 % Income from continuing operations $ 528 $ 7 $ 26 $ 561 Diluted earnings per share from continuing operations $ 1.67 $ 0.02 $ 0.08 $ 1.77 Acquisition- Restructuring Adjustments Related and O ther Adjusted U.S. GAAP Charges (1) Charges, Net (1) (Non-GAAP) (2) ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) See description of non-GAAP financial measures.

Reconciliation of Free Cash Flow 27 Net cash provided by operating activities $ 1,138 $ 944 $ 3,132 $ 2,468 Net cash used in investing activities (195) (310) (768) (878) Net cash used in financing activities (407) (354) (1,793) (1,684) Effect of currency translation on cash (6) (12) 2 (21) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 530 $ 268 $ 573 $ (115) Net cash provided by operating activities $ 1,138 $ 944 $ 3,132 $ 2,468 Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts — 5 — (23) Capital expenditures, net (193) (204) (728) (662) Free cash flow (1) $ 945 $ 745 $ 2,404 $ 1,783 (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2023 2022 2023 2022 (in millions) For the Q uarters Ended September 29, September 30, September 29, September 30, For the Years Ended

Free Cash Flow Conversion 28 Free cash flow (1) $ 2,404 Adjusted income from continuing operations (1) $ 2,137 Free cash flow conversion (1) 112.5 % For the Year Ended September 29, 2023 ($ in millions) (1) See description of non-GAAP financial measures.

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin 29 Net income $ 552 $ 708 $ 1,910 $ 2,428 (Income) loss from discontinued operations 1 — (6) (1) Income tax expense (benefit) 81 (56) 364 306 Other (income) expense, net 3 (4) 16 (28) Interest expense 19 18 80 66 Interest income (21) (6) (60) (15) Operating income 635 660 2,304 2,756 Acquisition-related charges 7 15 33 53 Restructuring and other charges, net 57 82 340 157 Adjusted operating income (1) 699 757 2,677 2,966 Depreciation and amortization 200 188 794 785 Adjusted EBITDA (1) $ 899 $ 945 $ 3,471 $ 3,751 Impact of additional week in fiscal 2022 (2) (54) (54) Adjusted EBITDA excluding the impact of the additional week in fiscal 2022 (1) $ 891 $ 3,697 Net sales $ 4,035 $ 4,359 $ 16,034 $ 16,281 Impact of additional week in fiscal 2022 (2) (306) (306) Net sales excluding the impact of the additional week in fiscal 2022 (1) $ 4,053 $ 15,975 Net income as a percentage of net sales 13.7% 16.2% 11.9% 14.9 % Adjusted EBITDA margin (1) 22.3% 21.7% 21.6% 23.0 % Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2022 (1) 22.0% 23.1% (1) See description of non-GAAP financial measures. September 29, 2023 For the Q uarters Ended September 30, 2022 (2) Impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales and adjusted EBITDA for the fourth quarter of the fiscal year. For the Years Ended September 29, September 30, 2023 2022 ($ in millions)

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin by Segment - QTD

	For the Quarters Ended							
	September 29, 2023				September 30, 2022			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 411	$ 162	$ 62	$ 635	$ 347	$ 177	$ 136	$ 660
Acquisition-related charges	1	6	—	7	4	8	3	15
Restructuring and other charges, net	32	16	9	57	56	19	7	82
Adjusted operating income [(1)]	444	184	71	699	407	204	146	757
Depreciation and amortization	124	54	22	200	116	46	26	188
Adjusted EBITDA [(1)]	$ 568	$ 238	$ 93	$ 899	$ 523	$ 250	$ 172	$ 945
Impact of additional week in fiscal 2022 [(2)]					(28)	(15)	(11)	(54)
Adjusted EBITDA excluding the impact of the additional week in fiscal 2022 [(1)]					$ 495	$ 235	$ 161	$ 891
Net sales	$ 2,413	$ 1,159	$ 463	$ 4,035	$ 2,447	$ 1,244	$ 668	$ 4,359
Impact of additional week in fiscal 2022 [(2)]					(180)	(84)	(42)	(306)
Net sales excluding the impact of the additional week in fiscal 2022 [(1)]					$ 2,267	$ 1,160	$ 626	$ 4,053
Operating margin	17.0 %	14.0 %	13.4 %	15.7 %	14.2 %	14.2 %	20.4 %	15.1 %
Adjusted operating margin [(1)]	18.4 %	15.9 %	15.3 %	17.3 %	16.6 %	16.4 %	21.9 %	17.4 %
Adjusted EBITDA margin [(1)]	23.5 %	20.5 %	20.1 %	22.3 %	21.4 %	20.1 %	25.7 %	21.7 %
Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2022 [(1)]					21.8 %	20.3 %	25.7 %	22.0 %

(1) See description of non-GAAP financial measures.

(2) Impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales and adjusted EBITDA for the fourth quarter of the fiscal year.

30

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin by Segment - YTD

	For the Years Ended							
	September 29, 2023				September 30, 2022			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income	$ 1,451	$ 602	$ 251	$ 2,304	$ 1,534	$ 607	$ 615	$ 2,756
Acquisition-related charges	3	27	3	33	16	32	5	53
Restructuring and other charges, net	211	84	45	340	68	66	23	157
Adjusted operating income [1]	1,665	713	299	2,677	1,618	705	643	2,966
Depreciation and amortization	484	210	100	794	505	194	86	785
Adjusted EBITDA [1]	$ 2,149	$ 923	$ 399	$ 3,471	$ 2,123	$ 899	$ 729	$ 3,751
Impact of additional week in fiscal 2022 [2]					(28)	(15)	(11)	(54)
Adjusted EBITDA excluding the impact of the additional week in fiscal 2022 [1]					$ 2,095	$ 884	$ 718	$ 3,697
Net sales	$ 9,588	$ 4,551	$ 1,895	$ 16,034	$ 9,219	$ 4,490	$ 2,572	$ 16,281
Impact of additional week in fiscal 2022 [2]					(180)	(84)	(42)	(306)
Net sales excluding the impact of the additional week in fiscal 2022 [1]					$ 9,039	$ 4,406	$ 2,530	$ 15,975
Operating margin	15.1 %	13.2 %	13.2 %	14.4 %	16.6 %	13.5 %	23.9 %	16.9 %
Adjusted operating margin [1]	17.4 %	15.7 %	15.8 %	16.7 %	17.6 %	15.7 %	25.0 %	18.2 %
Adjusted EBITDA margin [1]	22.4 %	20.3 %	21.1 %	21.6 %	23.0 %	20.0 %	28.3 %	23.0 %
Adjusted EBITDA margin excluding the impact of the additional week in fiscal 2022 [1]					23.2 %	20.1 %	28.4 %	23.1 %

(1) See description of non-GAAP financial measures.

(2) Impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales and adjusted EBITDA for the fourth quarter of the fiscal year.

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Impact of Additional Week on Net Sales - QTD

	For the Quarter Ended September 29, 2023	For the Quarter Ended September 30, 2022			Change in Net Sales for the Quarter Ended September 29, 2023 versus Net Sales for the Quarter Ended September 30, 2022			Change in Organic Net Sales for the Quarter Ended September 29, 2023 versus Organic Net Sales for the Quarter Ended September 30, 2022		
		14 Weeks U.S. GAAP	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) (1)(2)	14 Weeks U.S. GAAP	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) (1)(2)	14 Weeks (Non-GAAP) (1)	Adjustment Impact of 14th Week	13 Weeks (Non-GAAP) (1)(2)
	($ in millions)									
Net sales:										
Transportation Solutions										
Automotive	$ 1,760	$ 1,725	$ (126)	$ 1,599	2.0 %	8.1 %	10.1 %	0.8 %	8.1 %	8.9 %
Commercial transportation	369	423	(32)	391	(12.8)	7.2	(5.6)	(14.1)	7.1	(7.0)
Sensors	284	299	(22)	277	(5.0)	7.5	2.5	(7.2)	7.6	0.4
Total	2,413	2,447	(180)	2,267	(1.4)	7.8	6.4	(2.8)	7.9	5.1
Industrial Solutions										
Industrial equipment	388	513	(35)	478	(24.4)	5.6	(18.8)	(26.9)	5.7	(21.2)
Aerospace, defense, and marine	323	313	(20)	293	3.2	7.0	10.2	6.7	7.6	14.3
Energy	231	225	(17)	208	2.7	8.4	11.1	(2.2)	8.0	5.8
Medical	217	193	(12)	181	12.4	7.5	19.9	11.9	7.3	19.2
Total	1,159	1,244	(84)	1,160	(6.8)	6.7	(0.1)	(7.9)	6.8	(1.1)
Communications Solutions										
Data and devices	293	433	(28)	405	(32.3)	4.6	(27.7)	(33.1)	4.7	(28.4)
Appliances	170	235	(14)	221	(27.7)	4.6	(23.1)	(27.9)	4.8	(23.1)
Total	463	668	(42)	626	(30.7)	4.7	(26.0)	(31.3)	4.8	(26.5)
Total	$ 4,035	$ 4,359	$ (306)	$ 4,053	(7.4) %	7.0 %	(0.4) %	(8.6) %	7.1 %	(1.5) %

(1) See description of non-GAAP financial measures.
(2) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales for the fourth quarter of the fiscal year.

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Impact of Additional Week on Net Sales - YTD

		Fiscal 2022			Change in Net Sales for Fiscal 2023 versus Net Sales for Fiscal 2022			Change in Organic Net Sales for Fiscal 2023 versus Organic Net Sales for Fiscal 2022		
	Fiscal 2023	53 Weeks U.S. GAAP	Adjustment Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks U.S. GAAP	Adjustment Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]	53 Weeks (Non-GAAP) [1]	Adjustment Impact of 53rd Week	52 Weeks (Non-GAAP) [1][2]
					($ in millions)					
Net sales:										
Transportation Solutions										
Automotive	$ 6,951	$ 6,527	$ (126)	$ 6,401	6.5 %	2.1 %	8.6 %	10.2 %	2.2 %	12.4 %
Commercial transportation	1,525	1,582	(32)	1,550	(3.6)	2.0	(1.6)	(1.1)	2.1	1.0
Sensors	1,112	1,110	(22)	1,088	0.2	2.0	2.2	1.8	2.1	3.9
Total	9,588	9,219	(180)	9,039	4.0	2.1	6.1	7.2	2.2	9.4
Industrial Solutions										
Industrial equipment	1,706	1,904	(35)	1,869	(10.4)	1.7	(8.7)	(8.1)	1.8	(6.3)
Aerospace, defense, and marine	1,178	1,087	(20)	1,067	8.4	2.0	10.4	12.8	2.2	15.0
Energy	883	804	(17)	787	9.8	2.4	12.2	9.6	2.4	12.0
Medical	784	695	(12)	683	12.8	2.0	14.8	13.1	2.0	15.1
Total	4,551	4,490	(84)	4,406	1.4	1.9	3.3	3.4	2.0	5.4
Communications Solutions										
Data and devices	1,162	1,606	(28)	1,578	(27.6)	1.2	(26.4)	(27.2)	1.3	(25.9)
Appliances	733	966	(14)	952	(24.1)	1.1	(23.0)	(21.8)	1.2	(20.6)
Total	1,895	2,572	(42)	2,530	(26.3)	1.2	(25.1)	(25.2)	1.3	(23.9)
Total	$ 16,034	$ 16,281	$ (306)	$ 15,975	(1.5) %	1.9 %	0.4 %	1.0 %	2.0 %	3.0 %

[1] See description of non-GAAP financial measures.
[2] Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average sales for the fourth quarter of the fiscal year.

33

Impact of Additional Week - QTD

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Tax Items [2]	14 Weeks Adjusted (Non-GAAP) [3]	Adjustment: Impact of 14th Week	13 Weeks Adjusted (Non-GAAP) [3][4]
	($ in millions, except per share data)						
Gross margin	$ 1,349	$ (1)	$ —	$ —	$ 1,348	$ (96)	$ 1,252
Gross margin percentage	30.9 %				30.9 %		30.9 %
Operating income:							
Transportation Solutions	$ 347	$ 4	$ 56	$ —	$ 407	$ (28)	$ 379
Industrial Solutions	177	8	19	—	204	(15)	189
Communications Solutions	136	3	7	—	146	(11)	135
Total	$ 660	$ 15	$ 82	$ —	$ 757	$ (54)	$ 703
Operating margin:							
Transportation Solutions	14.2 %				16.6 %		16.7 %
Industrial Solutions	14.2				16.4		16.3
Communications Solutions	20.4				21.9		21.6
Total	15.1 %				17.4 %		17.3 %
Diluted earnings per share from continuing operations	$ 2.21	$ 0.04	$ 0.21	$ (0.57)	$ 1.88	$ (0.13)	$ 1.75

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $67 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income.

(3) See description of non-GAAP financial measures.

(4) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average adjusted gross margin, adjusted operating income, and adjusted earnings per share for the fourth quarter of the fiscal year.

34

Impact of Additional Week - YTD

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1][2]	Adjustments: Tax Items [3]	53 Weeks Adjusted (Non-GAAP) [4]	Adjustment: Impact of 53rd Week	52 Weeks Adjusted (Non-GAAP) [4][5]
	($ in millions, except per share data)						
Gross margin	$ 5,244	$ 8	$ 16	$ —	$ 5,268	$ (96)	$ 5,172
Gross margin percentage	32.2 %				32.4 %		32.4 %
Operating income:							
Transportation Solutions	$ 1,534	$ 16	$ 68	$ —	$ 1,618	$ (28)	$ 1,590
Industrial Solutions	607	32	66	—	705	(15)	690
Communications Solutions	615	5	23	—	643	(11)	632
Total	$ 2,756	$ 53	$ 157	$ —	$ 2,966	$ (54)	$ 2,912
Operating margin:							
Transportation Solutions	16.6 %				17.6 %		17.6 %
Industrial Solutions	13.5				15.7		15.7
Communications Solutions	23.9				25.0		25.0
Total	16.9 %				18.2 %		18.2 %
Diluted earnings per share from continuing operations	$ 7.47	$ 0.13	$ 0.38	$ (0.65)	$ 7.33	$ (0.13)	$ 7.20

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes $141 million recorded in net restructuring and other charges and $16 million recorded in cost of sales.

(3) Includes a $124 million income tax benefit related to the tax impacts of certain intercompany transactions, a $64 million income tax benefit related primarily to a lapse of a statute of limitation, and a $51 million income tax benefit related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income. Also includes $27 million of income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen and $12 million of income tax expense related to an income tax audit of an acquired entity, as well as the related impact of $11 million to other income pursuant to the terms of the purchase agreement.

(4) See description of non-GAAP financial measures.

(5) Excludes the impact of an additional week in the fourth quarter of fiscal 2022. The impact of the additional week was estimated using average adjusted gross margin, adjusted operating income, and adjusted earnings per share for the fourth quarter of the fiscal year.

35

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 36 Diluted earnings per share from continuing operations $ 1.59 Restructuring and other charges, net 0.10 Acquisition-related charges 0.01 Adjusted diluted earnings per share from continuing operations (2) $ 1.70 Net sales growth (decline) 0.2 % Translation (0.4) (Acquisitions) divestitures, net (0.3) Organic net sales growth (decline) (2) (0.5) % Effective tax rate 19.8% 19.9 % Effective tax rate adjustments (3) 0.2 0.1 Adjusted effective tax rate (2) 20.0% 20.0 % Q uarter Ending O utlook for 2023 (1) December 29, O utlook for Fiscal 2024 (1) (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (1) Outlook is as of November 1, 2023. (2) See description of non-GAAP financial measures.